

INVESTOR PRESENTATION – OCT 2015
OTCQB: LEAT

leatt.com
leatt-corp.com

FORWARD LOOKING
STATEMENT

This presentation may contain forward-looking statements under the Private Securities Litigation Reform Act of 1995, as amended. These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements.

These risks and uncertainties include, but are not limited to, the factors described in the section captioned "Risk Factors" in our latest Annual Report on Form 10-K. In some cases, you can identify forward-looking statements by terms such as "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "would" and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements include, among other things, statements relating to: our expectations regarding growth in the motor sports market; our expectation regarding increasing demand for protective equipment used in the motor sports market; belief that we will be able to effectively compete with our competitors and increase our market share; our expectations with respect to increased revenue growth and our ability to achieve profitability resulting from increases in our production volumes; and our future business development, results of operations and financial condition.

Forward-looking statements also represent our estimates and assumptions only as of the date of this presentation. You should read this presentation and the documents that we reference herein with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

MISSION & STRATEGY

At Leatt's core is a passion to protect the bodies and futures of amateur and professional athletes **with premium engineered protective gear.**



25
Red Bull
DUNLOP

We are committed to expanding our line of **innovative protective gear to protect more athletes** in more sports **globally.**

MISSION &

STRATEGY

Trauma can effect every part of an athlete's body



- Leatt was born out of the need for neck protection.
- Leatt products now protect more body parts than ever before.
- We will continue to develop our current products to remain technological leaders.
- We will continue to expand our product line to protect more vulnerable body parts.

MISSION & STRATEGY

Athletes participating in high velocity sports are vulnerable



- Leatt started by protecting helmeted participants in off road motorcycle riding.
- Leatt now protects downhill, BMX and Enduro bicycle riders.
- We intend to address a broader range of bicycle and other helmeted sports.
- We plan to protect more athletes in a wide range of sports.

TECHNOLOGY

OUR INNOVATION PROCESS

Tested in our lab. Proven in the field. Trusted by athletes.



- Product development begins with consumer and professional athlete insight.
- Our team of bio-medical engineers and designers develop based on these insights, medical research and injury mechanism simulation.
- Use of 3D design software and cutting edge materials to ensure both performance and bio-medically proven protection.
- Lab and athlete testing is core to our process.
- Core innovations protected by international patents and trademarks.

MANUFACTURING &

QUALITY ASSURANCE

High quality innovative products are core to Leatt



- Products manufactured in seven third-party production plants in China.
- We contract with multiple third-party quality management companies to ensure finished products and production components meet quality standards.
- Leatt quality management staff visit production plants regularly to ensure quality processes are continuously refined and applied.
- Daily sourcing and quality issues handled by 2 full-time local employees.
- We will continue to build long term sustainable relationships with our production partners.

GLOBAL
DISTRIBUTION

The Leatt family of distribution partners continues to grow

- Products are sold directly to USA and RSA dealers and through 60 premium motorcycle and bicycle distributors in the rest of the world.
- We sell directly to 900 active core dealers in the USA and to 200 in RSA.
- 50 Leatt staff members around the world.
- We will continue to build our bicycle distribution network and expand to mainstream dealers.
- We will broaden our distribution channels as new products in the pipeline are added.


CANADA
UNITED STATES
RUSSIA
CHINA
BRAZIL
ARGENTINA
SOUTH AFRICA
AUSTRALIA
NEW ZEALAND

OUR

PRODUCTS

Our Flagship Product – The Revolutionary Leatt Neck Brace



Transworld MX recently named the Leatt brace as one of the most game changing and influential products in its 15 year history.

- Developed, tested and perfected by our lab in Cape Town, South Africa. Further testing by BMW, Munich.
- Established Leatt as a global protective gear brand respected for quality, innovation and safety.
- 5.5 line added featuring completely new chassis with on board adjustment and our first neck brace designed for junior riders.
- Revolutionary Fusion Junior that combines upper body and neck protection added to the line.
- Adult Fusion 3.0 and 6.5 neck brace first added to the line in Q4 2014.

OUR
PRODUCTS

Neck Brace Revenues



Thousands
14 000
12 000
10 000
8 000
6 000
4 000
2 000
0
12 307
8 379
9 800
2012
2013
2014
2012 2013 2014

- > 620 000 units sold since inception.
- > $ 112 million in revenue generated.
- $1.4 Million or 17% growth in neck brace revenues in 2014.
- 5.5 adult, junior and Fusion junior have contributed to the resurgence of neck brace revenues.
- Adult Fusion 3.0 and 6.5 neck brace first shipped and showed revenues Q4 2014.

OUR
PRODUCTS

Neck Brace Market Position



70%
60%
50%
40%
30%
20%
10%
0%
64%
13%
11%
8%
3%
54%
Leatt
EVS
Alpinestars
Atlas
Other
I don't own a neck brace

- Leatt remains technology and market leader with estimated market share of 64% globally*
- 54% still do not own a Neck brace. We continue to work hard on homologation. Italian federation first to require neck brace use in 2014.

North American Market

~ 50% worldwide market

* Source: Racer X Illustrated magazine October 2014 reader survey, available at http://mediakit.filterpubs.com/survey

OUR PRODUCTS

Our award winning body armor range:
Hard & Soft Shell Protection



HARD SHELL AiRFiT 3DF

- Hard shell body armour range launched late 2010 with introduction of a chest protector.
- Expanded the line to include full upper torso protectors, knee and elbow protectors, as well as junior versions.
- Revolutionary three dimensional foam soft shell line released in late 2012, combining performance and protection.

OUR
PRODUCTS

Our award winning body armor range:
Revolutionary Bio-medically designed C-Frame Knee Brace





- Strong and dependable C-arm and mono hinge construction that controls knee rotation and sheer.
- The C-frame is the only single sided action sports brace available.
- Engineered lab tested fracture points to prevent injuries to the tibia and femur.
- Low profile inner for superior bike feel.
- First shipped in the second half of 2014.
- The ultimate in comfort and protection.
- Medically certified in the EU and in the USA by the FDA.

OUR
PRODUCTS

Body Armor Revenues


Thousands
9 000
8 000
7 000
6 000
5 000
4 000
3 000
2 000
1 000
0
3 381
5 597
7 812
2012
2013
2014
2012 2013 2014

- > 335 000 units sold since introduction.
- > $ 20 million in revenue generated.
- $2.2 Million or 40% revenue growth in 2014.
- Leatt body armor products are trusted for Leatt quality, innovation and safety and have been well accepted since 2011 launch.
- We continue to develop cutting edge technologies and material applications.

OUR
PRODUCTS
Chest Protection Market Position



35%
30%
25%
20%
15%
10%
5%
0%
30%
19%
11%
10%
8%
6%
5%
5%
5%
4%
4%
3%
3%
3%
2%
2%
2%
1%
1%
6%
21%
Fox
Thor
Leatt
EVS
Troy Lee Designs
SixSixOne
HRP
Fly
MSR
Alpinestars
Acerbis
O'Neal
Answer
AXO
Shift
Moose
No Fear
UFO
Scott
Other
I don't own a chest protector

- Leatt has gained 2.75% of the chest protector market share per annum since 2011 and currently has 11% market share.*
- Unique position as technology and safety leader and reputation for quality and innovation.

North American Market

~ 50% worldwide market

* Source: Racer X Illustrated magazine October 2014 reader survey

PRODUCT
DEVELOPMENT

New product initiatives:
Leatt Protective Gloves & Hydration



- Leatt gloves provide maximum bike feel and premium protection using cutting edge technology and materials.
- Armourgel impact protection at vulnerable areas of the hand and fingers.
- Nanogrip/Aramid palm that is ultra thin for maximum bike feel.
- Leatt hydration systems feature lightweight removable back protection.
- Hands free hydration system with CleanTech bladder and unique chest harness.

PRODUCT
DEVELOPMENT

New product initiatives:
Head & Brain Protection



LEATT
CARBON

GPX
MOTORCYCLE



V.12
LEATT

DBX
BICYCLE

- Full range of Carbon and Composite helmets in multiple sizes, including junior versions.
- Anti-microbial high evaporating snap out liner system: MoistureCool Tech layer.
- Certified and tested: ECE2205/DOT, ACU Gold, AS/NZS 1698-2006.
- Hydration ready.
- Zero friction removable patent pending safety cheek pads.
- Visor with break away function.
- Maximum ventilation: Large vent ports.
- Optimized weight. Very light and great safety.

PRODUCT
DEVELOPMENT

Technology added to the helmet market by Leatt



360° TURBINE TECHNOLOGY

- Up to 30% reduction of head impact at concussion level.
- Up to 40% reduction of rotational acceleration to the head & brain.
- Adds additional low energy impact protection.



3D IN-MOULDED V-FOAM

- Multi-Density impact foam.
- Deforms and compresses to better absorb impact.
- Reduces G-forces transferred to the head and brain.
- Medium & High energy impact protection.



REDUCED OUTER SHELL VOLUME

- Reduces forces transferred to neck.
- A 10% smaller shell transfers up to 20% less momentum and rotational energy to the head & brain.
- A smaller helmet is a lighter helmet.

PRODUCT
DEVELOPMENT

What are consumers planning on buying?



70%
60%
50%
40%
30%
20%
10%
0%
59%
53%
53%
50%
48%
45%
30%
22%
21%
19%
12%
12%
7%
7%
19%
21%
Gloves
Goggles
Pants
Jersey
Helmet
Boots
Socks
Chest Protector
Knee Brace
Neck Protector
Body Armor
Compression Undergarments
Hydration Pack
Kidney Belt
Other
None

North American Market

~ 50% worldwide market

* Source: Racer X Illustrated magazine October 2014 reader survey

MARKETS FOR
LEATT PRODUCT

We continue to expand the markets that we serve


38
11

- Leatt products have roots in the off-road motorcycle market which is still the predominant market that we sell to : ~ 3 million riders internationally. *
- We have moved into the the bicycle market : ~ 35.6 million riders in the USA. **
- Other immediate market opportunities include Winter Sports : ~ 115 million skiers internationally and rehabilitative knee braces : ~ 600 000 Knee replacements in the US annually. ***

*Management estimate
**http://nbda.com/articles/industry-overview-2010-pg34.htm
***http://www.isiaski.org/download/20140517_ISIA_Vuokatti_1b_presentation_vanat.pd

MARKETING
INITIATIVES

Protection Redefined. Inspiring Confidence.


LEATT ATHLETE
MARVIN MUSQUIN
RANGE
GPX 6.5
GPX 6.5 Carbon Adult
DBX
V.01 Red/Grey/White

- We are partnered with top international athletes like Trey Canard, Cedric Gracia, Marvin Musquin, Filip Polc and Tucker Hibbert to name a few.
- Marketing focus on both products and Leatt brand including introduction of new brand guidelines.
- Emphasis on digital and social media platforms with worldwide campaigns that include exclusive photography and video content.
- Focused and cohesive marketing campaigns to launch main product lines including mobile friendly mini websites, social and paid media.

MARKETING
INITIATIVES
Social Media - Facebook

Leatt Protectives
February 4 ·

Check out this amazing GoPro footage from Leatt athlete Slavik Hannes from Austria as he competes in a MTB competition through a mall! Seriously! Through a mall!



1,797,120 people reached
Boosted

528,056 Views
Unlike · Comment · Share · 4,288 478 8,527

- **92 131**
  total FB Likes
- **35 100**
  total Instagram followers
- **1,797,120**
  million people reached
- **528,056**
  views
- **4,288**
  likes
- **478**
  comments
- **8,527**
  shares

FINANCIAL
HIGHLIGHTS
Selected Balance Sheet Data

$ IN THOUSANDS	JUNE 30, 2015	DECEMBER 31, 2014
Cash, equivalents and short term investments	1277	783
Accounts Receivable	2193	4239
Inventory	3449	3404
Total current Assets	8246	9899
Total Assets	9347	11204
Total Current Liabilities	1658	3938
Long Term Liabilities	-	-
Total Stockholders' Equity	7601	7177
Current Ratio	5	3
	Unaudited	Audited

FINANCIAL
HIGHLIGHTS
Selected Profit & Loss Items

$ IN THOUSANDS	6 Months Ended JUNE 30, 2015	6 Months Ended JUNE 30, 2014	12 Months Ended DECEMBER 31, 2014	12 Months Ended DECEMBER 31, 2013
Revenues	9 215	7 691	18 459	14 892
Gross Profit	5 008	4 205	9 822	7 733
Gross Profit %	54%	55%	53%	52%
Product Royalty Income	72	71	191	954
Operating Expenses	4 399	4 652	9 372	9 254
Salaries, General and Admin Costs	2 063	2 149	4 383	4 232
Advertising and Marketing Costs	625	675	1 442	1 492
Professional Fees	461	615	1 118	1 229
Research and Development Costs	586	614	1 222	1 170
Earnings (Loss) Before Interest, Taxation, Depre-	866	(229)	946	(233)
Income (Loss) Before Taxes	689	(371)	652	(547)
Net Income (Loss)	478	(371)	418	(375)
EPS	0,09	(0,07)	0,08	(0,07)
	Unaudited	Unaudited	Audited	Audited

FINANCIAL
HIGHLIGHTS
Worldwide Revenue Trends



Thousands
20,000
15,000
10,000
5,000
0
14 330
17,879
16,577
14,892
18,459
2010
2011
2012
2013
2014
2010 2011 2012 2013 2014

- Worldwide revenue since inception in 2006 > $142 Million.
- Revenue growth of $3.6 Million or 24% in 2014.
- Revenue growth of $1,5 Million or 20% to 30 June 2015.

FINANCIAL

HIGHLIGHTS

Quarterly Revenue Trends



Thousands
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
3,248
3,523
8%
4,021
14%
3,617
4,167
15%
5,193
25%
2,244
3,469
55%
5,783
7,299
26%
Q1
Q2
Q3
Q4
2013
2014
2015

- Consistent revenue growth for the last 6 quarters.
- Cumulative revenue growth of $5 million for the last 6 quarters.

STOCK
INFORMATION
Share Price and Trading

COMMON SHARES	OTCQB:LEAT
150-day closing price range (Post Reverse Split)	$1.90 - $5.17
Recent price (10/02/15)	$5.15
Average daily trading volume (90-day)	1 565
Common shares outstanding	5.2 million
Market capitalization	$26.94 million

1-for-25 reverse split effective September 20, 2012

OUTLOOK -

BUSINESS & OPERATIONS

Our global growth plan to double revenues every 3-4 years

- We expect to increase market share in our core markets by continuously developing innovative, cutting edge protective gear that protect the bodies of professional and amateur athletes and can be sold through our existing distribution channels.
- We plan to continue developing our current distribution network in markets that are still emerging.
- Our goal is to develop revolutionary products that can be used in more sports to reach more athletes globally.
- As we develop new product categories, we plan to develop appropriate distribution channels.
- As we grow sustainably we will focus on maximizing our operating efficiency by achieving economies of scale, maintaining cost controls and thereby improving our margins and profitability.

LEATT

SUMMARY

Why Leatt?

- We are committed to continue developing bio-medically proven, high performance protective gear that protect amateur and professional athletes globally.
- An experienced and diverse international management team.
- Strong global distribution network and US dealer direct distribution.
- Inventor of and industry leader in the neck brace market.
- Growing market share in the body armor market.
- Leatt is a strong authentic brand respected for innovation, quality and performance.
- Innovative product pipeline expected to strengthen current offering and position Leatt to penetrate additional key markets.
- Ability to achieve operating efficiency through economies of scale that will drive profitability.

THANK
YOU

HEADQUARTERS OFFICE

50 Kiepersol Crescent
Atlas Gardens
Durbanville, 7550
South Africa

Phone: 27 21 557 7257

LEATT.COM

USA DISTRIBUTION OFFICE

Leatt Corporation
26475 Summit Circle
Santa Clarita,
California, 91350

Phone: 1.800.691.3314

INVESTOR RELATIONS

Joe Allen
Chairman & CEO
Allen & Caron Inc
212 691 8087 (NYC)
949 474 4300 (California)

Fax: (212) 691-8116